SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 5, 2002
(Date of earliest event reported)

SONICBLUE INCORPORATED
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21126 (Commission File Number)	77-0204341 (IRS Employer Identification No.)

2841 Mission College Boulevard, Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 588-8000

Item 5. Other Events.

     On September 5, 2002, SONICblue Incorporated (the “Company”) announced that it will streamline its business structure. This process, which includes a reduction in force and consolidating certain business units into the Santa Clara facility, began on September 5, 2002 and will be implemented by year’s end.

     The reduction in force, which will decrease the Company’s overall staff by approximately 25 percent, includes corporate officers Roger Hackett, senior vice president of sales, and Andy Wolfe, chief technology officer. In addition, certain functions currently housed in Scottsdale, AZ, and the audio business currently located in Tigard, OR will be consolidated into the Santa Clara facility.

     A copy of the press release issued on September 5, 2002 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated September 5, 2002.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: September 5, 2002.

SONICBLUE INCORPORATED

By	/s/ Marcus Smith

Marcus Smith Vice President and Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated September 5, 2002.